Exhibit 10.1

REDSTONE LITERARY AGENTS, INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from RedStone Literary Agents, Inc. (the “Company”) an unsecured convertible note (the “Note”) in the principal amount of $73,825 (the “Principal Amount”). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Convertible Note”.

Subscriber Information
Oceanside Strategies Inc.
(Name of Subscriber)

X
(Signature of Authorized Signatory)
Dain Currie
(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

10 Market Street, Suite 688, Camana Bay, Cayman Islands, KY1-9006
(Subscriber’s Address, including city and province or state of residence)

(Telephone Number) (Email Address)

Register the Note as set forth below:

Same as above
(Name to Appear on Note Certificate)

(Address)

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement as of 15th day of September, 2015 (the “Closing Date”).

REDSTONE LITERARY AGENTS, INC.

Per: /s/ James P. Geiskopf
Authorized Signatory

Address:	3250 Oakland Hills Court
Fairfield, CA 94534
Email:	jgeiskopf@aol.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR CONVERTIBLE NOTE
1. Subscription and Release

1.1 The Company is indebted to the Subscriber with respect to:

(a)
a loan in the principal amount of $10,000 made by the Subscriber to the Company pursuant to the terms of a loan agreement dated August 28, 2014, and accrued interest thereon of $1,956, for a total amount outstanding of $11,956 as at the date hereof; and

(b)
a loan in the principal amount of $20,000 made by the Subscriber to the Company pursuant to the terms of a loan agreement dated February 26, 2015, and accrued interest thereon of $1,869, for a total amount outstanding of $21,869 as at the date hereof, for a total indebtedness in the amount of $33,825 (the “Outstanding Debt”) as at the date hereof.

1.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase an unsecured convertible note in the principal amount of $73,825 (the “Note”) from the Company (such subscription and agreement to purchase being, this “Subscription”) for the Principal Amount, and the Company agrees to sell the Note to the Subscriber.

1.3 The Note will bear interest at a rate of 18.0% per annum, compounded annually, which will be payable on the earlier of: (a) the maturity date of the Note, which will be five years from the date of issuance, (b) the conversion of any principal amount of the Note, and (c) the date that all amounts owing under the Note are prepaid by the Company as provided in the Note. The Note will be convertible into shares of common stock in the capital of the Issuer (each, a “Share”) on the terms set out in the Note. The Note and the Shares are referred to herein as the “Securities”.

1.4 The Subscriber hereby agrees that, upon delivery of the Note by the Company in accordance with the provisions of this Agreement, the Outstanding Debt will be fully satisfied and extinguished, and at such time:

(a)
the Subscriber, for itself and its successors, assigns, heirs, administrators, representatives, agents, associates and affiliates (collectively, the “Releasors”) irrevocably and unconditionally remises, releases, quit-claims and forever discharges the Company and its present, former and future directors, officers, stockholders, associates, affiliates, partners, servants, agents, employees, contractors and their respective predecessors, successors, personal representatives, agents and assigns (collectively, the “Releasees”) of and from any and all manner of actions, causes, damages, claims, demands, obligations, liabilities and compensation of whatsoever kind and however arising with respect to the Outstanding Debt (collectively, the “Claims”), whether at law or in equity, which the Releasors ever have or hereafter can, will or may have at any time in the future, or by reason of or in any way arising out of any action or inaction by or otherwise reflected in any way to the Releasees existing up to and including the Closing Date as such Claims relate to the Outstanding Debt;

(b)
the Releasors further covenant and agree not to directly or indirectly join, assist, aid or act in concert in any manner whatsoever with any other person in the making of any claim or demand or in the bringing of any proceeding or action in any manner whatsoever against the Releasees or any of them with respect to the matters released by this Section 1.4 or with respect to which the Releasors agree not to make any claim or take any proceedings;

(c)
the Releasors further covenant and agree not to make or continue any claim or complaint or initiate or continue any proceeding against any person which might be entitled to claim, pursuant to the provisions of any applicable statute or otherwise, contribution, indemnity or other relief against the Releasees or any of them arising out of or in relation to the matters released or discharged pursuant to this Section 1.4; and

(d)	the Releasors hereby represent, warrant and covenant that they have not assigned and will not assign to any other person any of the Claims that they are releasing hereunder.

1.5 greater certainty, this release shall not apply to any and all claims or demands arising by virtue of the Subscriber being a shareholder of the Company.

2. Payment

2.1 The Parties agree that the Subscription Amount shall be paid by: (a) settlement of the principal amount and accrued interest owing with respect to the Outstanding Debt and (b) the payment of an additional $40,000 as at the Closing (the “Cash Consideration”). The Parties acknowledge that the Cash Consideration is currently being held by Clark Wilson LLP (“Clark Wilson”), counsel to the Company. Upon the Closing, the Subscriber irrevocably directs Clark Wilson to deliver the Cash Consideration to, or as directed by, the Company.

3. Documents Required from the Subscriber

3.1 The Subscriber must complete, sign and return to the Company an executed copy of this Agreement and any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.2 Both parties to this Agreement acknowledge and agree that Clark Wilson has acted as counsel only to the Company and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Company and Clark Wilson have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Company and Clark Wilson that the Subscriber has sought independent legal advice or waives such advice.

4. Conditions and Closing

4.1 The Closing is conditional upon the issue and sale of the Note being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Note, or the Company having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.2 The Subscriber acknowledges that the certificate representing the Note will be available for delivery upon the Closing, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Company has accepted this Agreement.

5. Acknowledgements and Agreements of Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)
the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities laws;

(c)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable securities laws;

(d)
the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable securities laws;

(e)
the decision to acquire the Securities will not be based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision will be based entirely upon a review of any public information (the “Public Record”) which has been filed by the Company with the United States Securities and Exchange Commission (the “SEC”);

(f)
the Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development;

(g)	there are risks associated with an investment in the Securities;

(h)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(i)
a portion of the Offering may be sold pursuant to an agreement between the Company and one or more agent or agents registered in accordance with applicable securities laws, in which case the Company will pay a fee and/or compensation securities on commercially reasonable terms. In addition, a finder’s fee may be payable by the Company to finders who introduce purchasers to the Company if such persons’ subscription agreements are accepted by the Company;

(j)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(k)
all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(l)
the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(m)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(n)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(o)
the Company will refuse to register the transfer of any of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable securities laws;

(p)
the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY AND, IF APPLICABLE, THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE CONVERTIBLE, WERE ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

(q)
the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Securities and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities laws including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities;

(t)	by execution hereof, the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Agreement; and

(u)
this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6. Representations, Warranties and Covenants of the Subscriber

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not resident in the United States or Canada and:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)
the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of any of the Securities,

(iv)	the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

(v)
the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(b)
the Subscriber is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

(c)
the Subscriber shall not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(d)
the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(e)
the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable securities laws or under an exemption from such registration requirements;

(f)
the Subscriber is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Subscriber’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(g)
the sale of the Securities to the Subscriber as contemplated by the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(h)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(i)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)	the Subscriber has received and carefully read this Agreement;

(l)
the Subscriber is aware that an investment in the Company is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(m)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(n)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(o)
the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) can afford the complete loss of this investment;

(p)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(q)	the Subscriber is not an underwriter of, or dealer in, the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(r)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(s)
the Subscriber has a pre-existing, substantive relationship with the Company (or a person acting on its behalf) that is sufficient to enable the Company (or a person acting on its behalf) to be aware of the Subscriber’s financial circumstances or sophistication. This substantive relationship with the Company (or a person acting on its behalf) through which the Subscriber is subscribing the Securities predates the contact between the Company (or a person acting on its behalf) and the Subscriber regarding an investment in the Securities;

(t)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(u)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities, or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system, except that certain market makers make market in the Company’s shares of common stock on the OTCQB market operated by the OTC Markets Group; and

(v)
the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s Subscription for acceptance unless the Subscriber provides to the Company, along with an executed copy of this Agreement, such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

6.2 In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of this Agreement includes any person in the United States.

7. Representations and Warranties will be Relied Upon by the Company

7.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities laws. The Subscriber further agrees that by accepting delivery of the certificate representing the Note, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8. Resale Restrictions

8.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in or required by the securities laws applicable to the Subscriber or proposed transferee.

8.2 The Subscriber acknowledges that the Securities may be subject to an indefinite “hold period” under the applicable securities laws and that the Subscriber will not be able to resell the Securities until expiration of the applicable “hold period” except in accordance with limited exemptions under applicable securities laws.

9. Legending and Registration of Subject Securities

9.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Securities to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws.

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

10. Waiver

10.1 The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11. Collection of Personal Information

11.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company’s registrar and transfer agent, (c) tax authorities and any other governmental authorities and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes, and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing the Note as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Note shall be borne by the Subscriber.

13. Execution of Subscription Agreement

13.1 The Company shall be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Agreement, and acceptance by the Company of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Company at Closing, the Company and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Agreement.

13.2 The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Company in connection with the Subscription.

14. Currency

14.1 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

15. Governing Law

15.1 This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

16. Survival

16.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Note by the Subscriber pursuant hereto.

17. Assignment

17.1 This Agreement is not transferable or assignable.

18. Severability

18.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19. Entire Agreement

19.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Note, and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20. Notices

20.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the respective addresses of the Parties as set out on the first page of this Agreement.

21. Counterparts and Electronic Means

21.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.